Exhibit 99.2

Universal Technical Institute Growth & Diversification Strategy Update May 3, 2022 2022 Universal Technical Institute, Inc. All rights reserved. Unless noted otherwise, the contents of this deck are specific to UTI and do not include the pending acquisition of Concorde Career Colleges, Inc. For additional financial information please see Company public filings and the Financials section of our investor website

Forward-Looking Statements This document contains statements, estimates, projections or guidance that constitute forward-looking statements as defined under the U.S. federal securities laws about the proposed transaction based on current expectations and assumptions that involve risks and uncertainties. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements contained in this presentation, other than statements of historical fact, are statements that could be deemed “forward-looking” statements, including, but not limited to, statements regarding the potential transaction between UTI and Concorde, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction (including anticipated accretion to UTI’s revenue, profitability and cash flow), future opportunities, and any other statements regarding UTI’s or Concorde’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance . These forward-looking statements may contain words such as “goal,” “target,” “future,” “estimate,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “project,” “may,” “should,” “will,” the negative form of these expressions or similar expressions. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on UTI’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of UTI’s control. UTI’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and financial condition may differ materially from those indicated in the forward-looking statements include, among other things, uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied, including receipt of regulatory approvals on the terms expected or on the anticipated schedules; the effects of disruption to UTI’s or Concorde’s respective businesses; the effects of industry, market, economic, political or regulatory conditions outside of UTI’s or Concorde’s control; UTI’s ability to achieve the benefits from the proposed transaction; the occurrence of any events, change or other circumstance that could give rise to termination of the merger agreement; the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not expected; and unknown liabilities. Other important factors that could cause actual results to differ materially from those in the forward-looking statements are described in UTI’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2021. Any forward-looking statements made by UTI in this presentation are based only on information currently available to UTI and speak only as of the date on which it is made. UTI expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, changes in expectations, any changes in events, conditions or circumstances, or otherwise.

Concorde Acquisition Summary

UTI to Acquire Concorde Career Colleges PHOENIX, May 3, 2022 -- Universal Technical Institute, Inc. (NYSE: UTI), a leading provider of transportation and technical training programs, has entered into a definitive agreement to acquire Concorde Career Colleges, Inc. from Liberty Partners LLC. Terms of the transaction have been disclosed in Universal Technical Institute’s Form 8-K. Universal Technical Institute Takes the Next Step in its Growth and Diversification Strategy with a Definitive Agreement to Acquire Concorde Career Colleges, Inc. Expands Universal Technical Institute’s Career-Focused Education Brand into Growing Healthcare Fields TRANSACTION DETAILS Cash Purchase Price of $50M Seller is Liberty Partners L.P. (PE firm) - purchased Concorde in 2006 Will be submitted for Dept of ED Accelerated Pre-Acquisition Review (APAR) Expected to close in the first half of UTI’s FY2023 Closing predicated on Dept of ED and other regulatory conditions/approvals Nursing Dental Patient Care Diagnostic Allied Health Continuing Education

Concorde Career Colleges Overview

UNIVERSAL TECHNICAL INSTITUTE

Healthcare education provider focused on preparing America's next generation of healthcare professionals for rewarding careers in areas such as nursing, dental, patient care, and allied health

SUMMARY STATISTICS

FOUNDED: 1968

REVENUE[1]: ~$180M **Adj. EBITDA[1]:** ~$13M

LOCATIONS: 17 Campuses in 8 States

ENROLLMENT[1]: ~7,400 students

KEY METRICS[2]:
- **Composite Score**: 1.97 (of 3.00)
- **Cohort Default Rate**: ~14%
- **90/10 Ratio**: ~75%
- **Graduation Rate**: ~71%
- **Employment Rate**: ~84%

BUSINESS OVERVIEW

- 20+ programs for high-demand healthcare professional degrees and certifications
- Revenue Mix (2021):
  - *Allied Health 27%, Dental 25%, Nursing 19%, Patient Care 23% Diagnostic 5%*
- Expansion of dental hygiene and nursing into new campuses currently in process
- More broadly diversifies UTI's brand offerings, markets, and student base


CONCORDE

Concorde's Mission

Concorde Career Colleges prepares committed students for successful employment in a rewarding health care profession through high-caliber training, real world experience and student-centered support.

[1] As reported by Concorde, based on their 12/31 fiscal year end

[2] Based on most recent reporting periods for Concorde and represent approximate averages across Concorde's 12 OPEIDs and individual programs whose individual results may vary significantly from the mean. 90/10 Title IV metric ranges from 63% to 87%, with a Cohort Default Rate range of 9% to 19%.

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1 Significant acquisition adds an established Ability to leverage brand in the highly Regulatory metrics and combined scale, attractive healthcare student demographics creating new end-market, expanding meaningfully opportunities for UTI’s role as a leading complement current enhanced growth and workforce solutions provider 2Regulatory metrics and student demographics meaningfully complement current UTI composition 3Ability to leverage combined scale, creating new opportunities for enhanced growth and operational synergies Acquisition of Concorde will be immediately accretive1 while creating significant opportunity to further increase long-term shareholder value 1 Based on $50M purchase price and reported $13M of FYE 12/31/2021 Adjusted EBITDA PAGE 6

Growth and Diversification Strategy Update

UTI Growth and Diversification Strategy Recap Company’s Management and Board are prudently allocating capital to drive its growth and diversification strategy, while continuing to explore incremental opportunities NEW CAMPUSES Austin, TX and Miramar, FL planned to open in FY 2022, others being evaluated PROGRAM EXPANSIONS 4 welding launches over FY2021/2022, MIAT programs at UTI campuses FY2023+, exploring others (e.g. EV) INORGANIC GROWTH Concorde (20+ healthcare programs, 17 campuses), MIAT (9 aviation/skilled trade programs, 2 campuses), Continuing to evaluate additional opportunities BUSINESS MODEL EXTENSIONS Pursuing additional B2B and non-Title IV diversification

Growth & Diversification Strategy Alignment: Why Healthcare?

UNIVERSAL TECHNICAL INSTITUTE

Ever-increasing demand for healthcare workers continues to far outpace supply, aligning to UTI's mission as a leading workforce solutions provider for fast-growing fields

Demand Drivers for Healthcare Professionals:

- ✓ Healthcare occupations expected to ***grow 16% from 2020 to 2030***[1], due to an ***aging population*** and ***greater demand*** for healthcare services
- ✓ **Demand** for all healthcare occupations is ***much greater*** than the number of people available to fill the positions[2]
- ✓ The U.S. will need to hire ***2.4 million new healthcare workers*** by 2029 in order to adequately take care of its aging population[3]
- ✓ **COVID-19 impacts** accelerating the need and widening the supply-demand gap[3]

Benefits to UTI of Entering Healthcare:

- ✓ **Expands UTI's addressable market** in high-growth disciplines
- ✓ **Further diversifying product offerings** provides more career opportunities for prospective students and **strengthens foundation for steady growth**
- ✓ **Strong program pathways** provide opportunity to drive greater student/customer **lifetime value**
- ✓ Improves opportunity to **leverage alternative student funding models** further reducing Title IV dependency

[1] U.S. Bureau of Labor Statistics, April 18, 2022
[2] "Demand is high for healthcare workers while labor numbers stagnate" Healthcare Finance, May 12, 2021
[3] American Hospital Association "2022 Health Care Talent Scan" ©2021

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Addition of Strong Demand Healthcare Offerings Further Enhances UTI's Future Growth Opportunity



70%
30%
25%
20%
15%
10%
5%
0%
JOB GROWTH 2020-2030
Healthcare Programs
0
50,000
100,000
150,000
200,000
250,000
ANNUAL JOB OPENINGS 2020-2030

Concorde Program Offerings

- Dental Hygienists & Assistants
- Healthcare Administration
- Medical Assistants
- Nursing
- Physical and Occupational Therapy Assistants

Current UTI Program Offerings

- Aircraft Mechanics & Techs
- Auto Body Repairers
- Auto/Diesel Technicians
- HVACR Mechanics & Installers
- Welding
- Wind Turbine Service Techs

Projections as per the U.S. Bureau of Labor Statistics www.bls.gov, viewed March 2022. Job openings include openings due to net employment changes and net replacements.

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The acquisition of Concorde will diversify UTI across key dimensions further reducing seasonality and supporting a steady growth trajectory Revenue by Product Offering Student Demographics UTI UTI + Concorde UTI is currently predominantly 1 igh school grads, military and Based upon 2021 reported results for UTI and Concorde. Does not contemplate additional working adults . Concorde adds a majority female population, largely working professional s or revenue mix benefits from UTI’s planned MIAT program expansions, or futur e Concorde growth. career changers with an average age of 28 years old. Based upon 2021 reported results for UTI and Concorde. Does not contemplate additional revenue mix benefits from UTI’s planned MIAT program expansions, or future Concorde growth. Concorde Acquisition Will Accelerate Diversification Across Multiple Dimensions

Disciplined Execution Driving Strategic Growth With the Concorde announcement, UTI takes another definitive step meaningfully and rapidly advancing its growth & diversification strategy, with incremental future opportunities to drive even further growth and shareholder value Announced Initiatives Future Incremental Including Concorde Opportunities 1 Adjusted EBITDA margin, refer to Non-GAAP measure definition and reconciliation outlined in the appendix Acquisitions New Campus Additions Expansion of Current Programs New Program Offerings Business Model Transformation

APPENDIX

Use of Non-GAAP Financial Information This presentation contains non-GAAP (Generally Accepted Accounting Principles) financial measures, which are intended to supplement, but not substitute for, the most directly comparable GAAP measures. Management chooses to disclose to investors these non-GAAP financial measures because they provide an additional analytical tool to clarify the results from operations and help to identify underlying trends. Additionally, such measures help compare the company’s performance on a consistent basis across time periods. Management defines EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation, amortization. Management defines adjusted EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation, amortization and adjusted for items not considered as part of the company’s normal recurring operations. Management defines adjusted net income (loss) as net income (loss), adjusted for items that affect trends in underlying performance from year to year and are not considered normal recurring operations, including the income tax effect on the adjustments utilizing the effective tax rate. Management defines adjusted free cash flow as net cash provided by (used in) operating activities less capital expenditures, adjusted for items not considered as part of the company’s normal recurring operations. Management chooses to disclose any campus adjustments as direct costs (net of any corporate allocations). Management utilizes adjusted figures as performance measures internally for operating decisions, strategic planning, annual budgeting and forecasting. For the periods presented, this includes acquisition-related costs for both announced and potential acquisitions, integration costs for completed acquisitions, costs related to the purchase of our Lisle, Illinois and Avondale, Arizona campuses, start-up costs associated with the Austin, TX and Miramar, FL campus openings, lease accounting adjustments resulting from the purchase of our Lisle, Illinois campus and our campus consolidation efforts, the income tax benefit recorded as a result of the CARES Act, and severance expenses due to the CEO transition, MIAT program expansion costs, and costs related to the teach-out and closure of the Norwood, MA campus. To obtain a complete understanding of the company’s performance, these measures should be examined in connection with net income (loss) and net cash provided by (used in) operating activities, determined in accordance with GAAP, as presented in the financial statements and notes thereto included in the annual and quarterly filings with the Securities and Exchange Commission. Since the items excluded from these measures are significant components in understanding and assessing financial performance under GAAP, these measures should not be considered to be an alternative to net income (loss) or net cash provided by (used in) operating activities as a measure of the company’s operating performance or liquidity. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring. Other companies, including other companies in the education industry, may calculate non-GAAP financial measures differently than UTI does, limiting their usefulness as a comparative measure across companies. A reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP measures is included in the following slides. Information reconciling forward-looking adjusted EBITDA, adjusted net income and adjusted free cash flow to the most directly comparable GAAP financial measure is unavailable to the company without unreasonable effort. The company is not able to provide a quantitative reconciliation of adjusted EBITDA, adjusted net income or adjusted free cash flow to the most directly comparable GAAP financial measure because certain items required for such reconciliation are uncertain, outside of the company’s control and/or cannot be reasonably predicted, including but not limited to the provision for (benefit from) income taxes. Preparation of such reconciliation would require a forward-looking statement of income and statement of cash flows prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to the company without unreasonable effort.

Adjusted EBITDA Reconciliation

($ in thousands)

UNIVERSAL TECHNICAL INSTITUTE

	Guidance Midpoint 12 Mos. 9/30/22	Actual 12 Mos. 9/30/21	Actual 12 Mos. 9/30/20	Actual 12 Mos. 9/30/19
Net income (loss)	~$23,000	$14,581	$8,008	($7,868)
Interest (income) expense, net	~800	282	(1,142)	1,729
Income tax (benefit) expense	~1000	602	(10,602)	203
Depreciation and amortization	~16,500	14,028	13,150	17,291
EBITDA	~$41,300	$29,493	$9,414	$11,355
Acquisition-related costs(1)	~2,300	2,522	–	–
New campus start-up costs(2)	~7,900	502	–	–
MIAT program expansion costs	~1,000	–	–	–
Severance expense due to CEO transition(3)	–	–	1,531	–
Norwood, MA Campus EBITDA(4)	–	–	3,005	(51)
Net restructuring charge for Norwood, MA campus exit(4)	–	–	–	1,433
Non-recurring consulting fees for transformation initiative(5)	–	–	–	4,224
Adjusted EBITDA, non-GAAP	~$52,500	$32,517	$13,950	$16,961
FY2022 Guidance Range	$50,000-$55,000			

(1) Estimated costs related to both announced and potential acquisitions and integrations
(2) Estimated expenses for implementation of the new campuses in Austin, TX and Miramar, FL which are planned to launch in Q2 and Q4 FY2022, respectively
(3) In October 2019, we announced the retirement of our former President and Chief Executive Officer, Kimberly J. McWaters. During fiscal 2020, we incurred a total charge of $1.5 million, in accordance with Ms. McWaters' Retirement Agreement and Release of Claims, dated October 31, 2019.
(4) The Norwood, MA exit was announced in February 2019. As a result, we incurred a $1.4 million restructuring charge during fiscal 2019. The previously enrolled students completed their programs and the campus closed on July 31, 2020.
(5) The consulting services in fiscal 2018 covered marketing, admissions, future student processing, retention and cost savings initiatives related to our 2018 transformation plan. In October 2018, we terminated our agreement with the consultant and paid a termination fee.

Note: Expected adjustments outlined for FY 2022 are illustrative only and may differ from what is realized, either in the amounts &/or the categories shown. Adjusted EBITDA margin noted on prior slides is actual or estimated Adjusted EBITDA divided by actual or estimated revenue.

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